SUNAMERICA SERIES TRUST

Supplement to the Prospectus

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Davis' management of the Real Estate Portfolio should be deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Real Estate Portfolio	Davis	Andrew A. Davis Portfolio Manager	Mr. Davis has been employed by Davis since 1994 as a research analyst, assistant portfolio manager, co-portfolio manager and portfolio manager.
Chandler Spears Portfolio Manager

Mr. Spears joined Davis in 2000 as a securities analyst. Prior to his employment at Davis, he served as director of investor relations for Charles E. Smith Residential Realty and principal and director of real estate research of SNL Securities, LC, both in Virginia.

Dated: September 30, 2002